INVESCO SHORT DURATION INFLATION                               SUB-ITEM 77Q3
PROTECTED FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-05686
SERIES NO.:         2

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                            $ 1,014
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class A2                           $   414
          Class Y                            $   262
          Class R5                           $    20
          Class R6                           $15,778

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                            $0.1998
      2   Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class A2                           $0.2105
          Class Y                            $0.2263
          Class R5                           $0.2274
          Class R6                           $0.2301

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                              4,431
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class A2                             1,924
          Class Y                              1,240
          Class R5                                70
          Class R6                            68,821

74V.  1   Net asset value per share (to nearest cent)
          Class A                            $ 10.29
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class A2                           $ 10.30
          Class Y                            $ 10.31
          Class R5                           $ 10.31
          Class R6                           $ 10.31

INVESCO U.S. GOVERNMENT FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-05686
SERIES NO.:         4

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                            $ 9,654
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class B                            $    35
          Class C                            $   383
          Class R                            $    94
          Class Y                            $   350
          Investor
          Class                              $   619
          Class R5                           $    21
          Class R6                           $    15

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                            $0.1620
      2   Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                            $0.0883
          Class C                            $0.0955
          Class R                            $0.1399
          Class Y                            $0.1842
          Investor
          Class                              $0.1657
          Class R5                           $0.1954
          Class R6                           $0.1801

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                             55,825
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                              3,496
          Class R                                627
          Class Y                              1,231
          Investor
          Class                                3,474
          Class R5                                71
          Class R6                               769

          Net asset value per share (to nearest cent)
74V.  1   Class A                            $  8.65
          Net asset value per share of a second class of open-end company shares (to nearest cent)
      2   Class C                            $  8.65
          Class R                            $  8.66
          Class Y                            $  8.67
          Investor
          Class                              $  8.66
          Class R5                           $  8.66
          Class R6                           $  8.66

INVESCO GOVERNMENT MONEY MARKET FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-05686
SERIES NO.:         6

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Invesco
          Cash
          Reserve
          Shares                             $  3,155
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class AX                           $    381
          Class B                            $     10
          Class BX                           $      1
          Class C                            $    195
          Class CX                           $     12
          Class R                            $     83
          Class Y                            $    167
          Investor
          Class                              $    645
          Class R6                           $      0

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Invesco
          Cash
          Reserve
          Shares                             $ 0.0040
      2   Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class AX                           $ 0.0040
          Class B                            $ 0.0023
          Class BX                           $ 0.0023
          Class C                            $ 0.0026
          Class CX                           $ 0.0026
          Class R                            $ 0.0027
          Class Y                            $ 0.0055
          Investor
          Class                              $ 0.0055
          Class R6                           $ 0.0068

74U.  1   Number of shares outstanding (000's Omitted)
          Invesco
          Cash
          Reserve
          Shares                              815,645
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class AX                             91,907
          Class C                              65,412
          Class CX                              4,114
          Class R                              27,387
          Class Y                              30,080
          Investor
          Class                               117,632
          Class R6                                 10

74V.  1   Net asset value per share (to nearest cent)
          Invesco
          Cash
          Reserve
          Shares                             $   1.00
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class AX                           $   1.00
          Class C                            $   1.00
          Class CX                           $   1.00
          Class R                            $   1.00
          Class Y                            $   1.00
          Investor
          Class                              $   1.00
          Class R6                           $   1.00

INVESCO HIGH YIELD FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-05686
SERIES NO.:         8

72DD. 1   Total income dividends and return of capital for which record date passed during the period. (000's Omitted)
          Class A                                $ 38,468
      2   Dividends and return of capital for a second class of open-end company shares (000's Omitted)
          Class B                                $    153
          Class C                                $  4,080
          Class Y                                $  8,574
          Investor
          Class                                  $  5,133
          Class R5                               $  4,357
          Class R6                               $  9,115

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends and return of capital from net investment income
          Class A                                $ 0.2076
      2   Dividends and return of capital for a second class of open-end company shares (form nnn.nnnn)
          Class B                                $ 0.1603
          Class C                                $ 0.1756
          Class Y                                $ 0.2191
          Investor
          Class                                  $ 0.2096
          Class R5                               $ 0.2211
          Class R6                               $ 0.2248

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                 169,887
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                  21,573
          Class Y                                  28,236
          Investor
          Class                                    23,708
          Class R5                                 18,260
          Class R6                                 47,339

74V.  1   Net asset value per share (to nearest cent)
          Class A                                $   4.13
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                                $   4.12
          Class Y                                $   4.14
          Investor
          Class                                  $   4.13
          Class R5                               $   4.12
          Class R6                               $   4.12

INVESCO SHORT TERM BOND FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-05686
SERIES NO.:         10

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                            $ 8,036
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class C                            $ 6,819
          Class R                            $    73
          Class Y                            $ 2,850
          Class R5                           $    31
          Class R6                           $12,205

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                            $0.1681
      2   Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class C                            $0.1381
          Class R                            $0.1382
          Class Y                            $0.1813
          Class R5                           $0.1905
          Class R6                           $0.1913

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                             46,483
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                             46,028
          Class R                                550
          Class Y                             15,134
          Class R5                               200
          Class R6                            67,536

74V.  1   Net asset value per share (to nearest cent)
          Class A                            $  8.51
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                            $  8.51
          Class R                            $  8.53
          Class Y                            $  8.52
          Class R5                           $  8.51
          Class R6                           $  8.53

INVESCO REAL ESTATE FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-05686
SERIES NO.:         11

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                            $ 9,242
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class B                            $    13
          Class C                            $   401
          Class R                            $   828
          Class Y                            $ 3,226
          Investor
          Class                              $   451
          Class R5                           $ 4,919
          Class R6                           $ 1,772

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                            $0.2467
      2   Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                            $0.0829
          Class C                            $0.0825
          Class R                            $0.1922
          Class Y                            $0.3012
          Investor
          Class                              $0.2492
          Class R5                           $0.3299
          Class R6                           $0.3487

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                             34,126
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                              4,000
          Class R                              3,844
          Class Y                              9,896
          Investor
          Class                                1,705
          Class R5                            13,387
          Class R6                             5,223

74V.  1   Net asset value per share (to nearest cent)
          Class A                            $ 19.32
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                            $ 19.20
          Class R                            $ 19.35
          Class Y                            $ 19.32
          Investor
          Class                              $ 19.27
          Class R5                           $ 19.32
          Class R6                           $ 19.31

INVESCO GLOBAL REAL ESTATE FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-05686
SERIES NO.:         12

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                            $ 3,593
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class B                            $     7
          Class C                            $   436
          Class R                            $   348
          Class Y                            $19,150
          Class R5                           $ 6,964
          Class R6                           $ 3,996

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                            $0.2091
      2   Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                            $0.1593
          Class C                            $0.1594
          Class R                            $0.1925
          Class Y                            $0.2258
          Class R5                           $0.2317
          Class R6                           $0.2368

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                             12,271
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                              2,168
          Class R                              1,856
          Class Y                             48,877
          Class R5                            20,470
          Class R6                            15,554

74V.  1   Net asset value per share (to nearest cent)
          Class A                            $ 12.76
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                            $ 12.75
          Class R                            $ 12.75
          Class Y                            $ 12.76
          Class R5                           $ 12.72
          Class R6                           $ 12.72

INVESCO CORPORATE BOND FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-05686
SERIES NO.:         17

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                            $ 35,768
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class B                            $    245
          Class C                            $  2,419
          Class R                            $    231
          Class Y                            $  6,809
          Class R5                           $    183
          Class R6                           $  8,754

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                            $ 0.2666
      2   Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                            $ 0.2413
          Class C                            $ 0.2133
          Class R                            $ 0.2483
          Class Y                            $ 0.2857
          Class R5                           $ 0.2910
          Class R6                           $ 0.2979

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                             139,010
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                              11,428
          Class R                                 998
          Class Y                              12,176
          Class R5                                531
          Class R6                             57,347

74V.  1   Net asset value per share (to nearest cent)
          Class A                            $   7.20
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                            $   7.26
          Class R                            $   7.21
          Class Y                            $   7.22
          Class R5                           $   7.21
          Class R6                           $   7.22